UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2026

Park Dental Partners, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-42967	93-2020683
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation or organization)

2200 County Road C West, Suite 2210

Roseville, Minnesota 55113

(Address of Principal Executive Offices) (Zip Code)

(651) 633-0500

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PARK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

On November 6, 2026, Park Dental Partners, Inc. completed its previously announced acquisition of the dental services organization supporting Village Family Dental and affiliation with the Village Family Dental professional practices. This Current Report on Form 8-K provides additional information regarding the completion and terms of the transaction, as well as the related amendment to the Company's credit facility.

Item 1.01. Entry into a Material Definitive Agreement.

The information concerning the Transaction Agreement Amendment set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Credit Agreement Amendment

On November 6, 2026, Park Dental Partners, Inc. (the “Company”), together with PDG, P.A., Dental Specialists of Minnesota, PLLC, Orthodontic Specialists of Minnesota, PLLC, The Facial Pain Center, PLLC, PDP MN, LLC, PDP AZ, LLC, and Ryan & Associates LLC, a North Carolina limited liability company (collectively with the Company, the “Borrowers”), entered into a Third Amendment Agreement (the “Credit Agreement Amendment”) with U.S. Bank National Association (the “Lender”) to amend that certain Amended and Restated Credit Agreement, dated as of March 27, 2024 (as amended, the “Credit Agreement”). The Credit Agreement provides for (i) a revolving line of credit in an original principal amount of up to $15.0 million and (ii) a term loan in an original principal amount of $13.0 million.

The Credit Agreement Amendment was entered into in connection with the Transaction described in Item 2.01 below. The principal changes made by the Credit Agreement Amendment are: (i) an increase in the maximum revolving credit commitment from $15.0 million to $25.0 million; (ii) the addition of the Company's North Carolina subsidiary as a co-borrower under the Credit Agreement; and (iii) the provision of certain additional collateral and security arrangements and updates to certain definitions, covenants and other provisions of the Credit Agreement in connection with the Transaction.

The foregoing description is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 6, 2026, Park Dental Partners, Inc. (the “Company”) completed its previously announced acquisition of the dental services organization supporting Village Family Dental and affiliation with the Village Family Dental professional practices pursuant to the Transaction Agreement, dated as of August 7, 2026, as amended by the First Amendment to Transaction Agreement, dated as of November 6, 2026 (the “Transaction Agreement Amendment”) (as amended, the “Transaction Agreement”), by and among the Company, Ryan & Associates LLP, a North Carolina limited liability partnership (the “Dental Services Organization”), Ryan, James, Wiles, Patel, and Olsen, D.D.S., PLLC, a North Carolina professional limited liability company (the “Seller”), Ryan, James, Wiles, Patel & Olsen LLP, a North Carolina limited liability partnership doing business as Village Family Dental (“Old VFD”), PDG, P.A., a Minnesota professional corporation (“PDG”), and Anuj James, D.D.S., Jordan Olsen, D.D.S., Mit Patel, D.D.S., Bradley Ryan, D.D.S., and Grant Wiles, D.D.S. (collectively, the “Beneficial Owners”). Before closing, the Dental Services Organization converted into Ryan & Associates LLC, a North Carolina limited liability company. The transactions contemplated by the Transaction Agreement are referred to herein as the “Transaction.”

At the closing of the Transaction, the Company acquired, directly or indirectly, all of the economic, voting and governance interests in the Dental Services Organization, not including any non-economic professional interests required by applicable law. The Dental Services Organization will provide management and administrative support to the Village Family Dental professional practices. The Management Services Agreement, dated as of November 5, 2026, between Ryan & Associates LLP, as management services provider, and Old VFD, as professional entity, provides for administrative and business support services, a fifteen-year initial term, annual renewals and quarterly services fees. Through its acquisition of the Dental Services Organization, the Company acquired the business operated under that agreement and indirectly benefits from its contractual rights. The foregoing description of the Management Services Agreement is qualified in its entirety by reference to the Management Services Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference. Old VFD remains a separate professional entity providing clinical dental services through licensed dentists. Under the amended closing structure, the Dental Services Organization sold its clinical assets to PDG, which leases those assets to Old VFD. Neither the Company nor the Dental Services Organization will direct, control or supervise clinical, professional or patient-care decisions, which will remain the responsibility of licensed dentists exercising their professional judgment.

The Transaction included (i) the Company’s purchase of the portion of the equity interests in the Dental Services Organization designated as the “Purchased DSO Equity” for cash consideration and potential earnout consideration and (ii) the Seller’s contribution to the Company of the portion of the equity interests in the Dental Services Organization designated as the “Rollover DSO Equity” in exchange for 474,535 restricted shares of the Company’s common stock. Together, the Purchased DSO Equity and the Rollover DSO Equity constitute all of the economic, voting and governance interests in the Dental Services Organization, subject to any non-economic professional interests required by applicable law.

The Transaction Agreement provided for base consideration of approximately $39.1 million, including the 474,535 restricted shares of the Company’s common stock issued in connection with the rollover, which were valued at approximately $9.2 million for purposes of the Transaction Agreement. The remaining base consideration was payable in cash, subject to customary adjustments for working capital, cash, indebtedness, transaction costs and escrows. In addition to the base consideration, the Company also agreed to reimburse the seller parties for Transaction Costs, not to exceed $823,000.

The Seller may also become entitled to receive up to $4.6 million of contingent consideration based on EBITDA performance over two measurement periods and up to $2.3 million of employment-contingent consideration over five annual periods. Accordingly, the potential aggregate consideration ranges from approximately $39.1 million to up to approximately $46.0 million.

The foregoing description of the Transaction Agreement, the Transaction Agreement Amendment and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2026 and is incorporated herein by reference, and the Transaction Agreement Amendment, a copy of which is filed as Exhibit 2.2 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. On November 6, 2026, in connection with the closing of the Transaction, the Company issued 474,535 restricted shares of its common stock to the Seller in exchange for the Rollover DSO Equity. The shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on November 9, 2026 announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of the acquired business required by Item 9.01(a) of Form 8-K are not included in this Current Report on Form 8-K. The Company will file the required financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is not included in this Current Report on Form 8-K. The Company will file the required pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Exhibit
2.2†	First Amendment to Transaction Agreement, dated as of November 6, 2026, by and among Park Dental Partners, Inc. and the other parties thereto.
10.1*	Third Amendment Agreement to Amended and Restated Credit Agreement, dated as of November 6, 2026, by and among Park Dental Partners, Inc., the other borrowers party thereto, and U.S. Bank National Association.
10.2*	Management Services Agreement, dated as of November 5, 2026, by and among Ryan & Associates LLP, Ryan, James, Wiles, Patel & Olsen LLP, and the other parties thereto.
99.1	Press Release issued by Park Dental Partners, Inc., dated November 9, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

† Certain information has been omitted from this exhibit pursuant to Item 601(b)(2)(ii) of Regulation S-K because it is not material and is customarily and actually treated by the Company as private or confidential. Omissions are indicated by [***].

* Certain information has been omitted from these exhibits pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is not material and is customarily and actually treated by the Company as private or confidential. Omissions are indicated by [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026	PARK DENTAL PARTNERS, INC.

	By:	/s/ Christopher J. Bernander
	Name:	Christopher J. Bernander
	Title:	Chief Financial Officer